UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

Jagged Peak, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-31715	91-2007478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 N. Rocky Point Drive, Suite 1250, Tampa, FL 33607

(Address of principal executive offices – zip code)

(800) 430-1312

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications

Item 9.01 Financial Statements and Exhibits

Jagged Peak, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors

Jagged Peak, Inc.

Tampa, Florida

We have audited the accompanying balance sheets of Jagged Peak, Inc. as of December 31, 2004 and December 26, 2003 and the related statements of operations, changes in stockholders’ equity, and cash flows for the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003. These financial statements are the responsibility of the management of Jagged Peak, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required at this time to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jagged Peak, Inc. as of December 31, 2004 and December 26, 2003 and the results of its operations and its cash flows for the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Pender Newkirk & Company

Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
February 18, 2005

Jagged Peak, Inc.

Balance Sheets

	December 31, 2004	December 26, 2003
Assets
Current assets:
Cash	$86,200	$264,200
Account receivable, net of allowance for doubtful accounts of $20,000 and $82,900 at December 31, 2004 and December 26, 2003, respectively	1,353,600	1,451,300
Other receivables, related parties	150,000	—
Work in process, net of allowance of $1,500 and $25,000 at December 31, 2004 and December 26, 2003, respectively	41,900	109,600
Deferred tax asset	543,400	236,900
Other current assets	70,700	98,200

Total current assets	2,245,800	2,160,200
Property and equipment, net of accumulated depreciation of $1,331,200 and $1,137,900 at December 31, 2004 and December 26, 2003, respectively	501,200	354,100

Other assets:
EDGE Platform, net of accumulated amortization of $340,600 and $103,900 at December 31, 2004 and December 26, 2003, respectively	662,600	306,300
Deferred tax asset	—	18,800

Total other assets	662,600	325,100

Total assets	$3,409,600	$2,839,400

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable, trade	$964,300	$445,700
Accrued payroll and bonuses	384,300	594,000
Other accrued expenses	66,800	252,400
Capital leases, current portion	10,900	29,000
Deferred rent	105,900	—
Notes payable, current portion	450,000	64,700
Deferred revenue and customer deposits	561,800	733,400

Total current liabilities	2,544,000	2,119,200

Long-term liabilities:
Notes payable, net of current portion	333,300	—
Capital leases, net of current portion	—	10,900
Deferred tax liability	132,600	—

Total long-term liabilities	465,900	10,900
Stockholders’ equity:
Common stock, $.001 par value; 40,000,000 shares authorized; 4,876,156 shares issued; 4,873,357 shares outstanding	4,900	4,900
Additional paid-in capital	765,400	765,400
Accumulated deficit	(365,000)	(55,400)

	405,300	714,900
Treasury stock, at cost, 2,799 shares	(5,600)	(5,600)

Total stockholders’ equity	399,700	709,300

Total liabilities and stockholders’ equity	$3,409,600	$2,839,400

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Statements of Operations

	53-week Period Ended 12/31/2004	52-week Period Ended 12/26/2003
Revenues	$9,070,500	$9,203,400

Cost of sales:
Amortization of EDGE Platform	236,700	86,200
Other cost of sales	4,319,400	3,973,900

Total cost of sales	4,556,100	4,060,100

Gross Profit	4,514,400	5,143,300

Operating expenses:
Depreciation	193,300	140,400
Other selling, general and administrative	4,722,700	4,715,400

Total operating expenses	4,916,000	4,855,800

(Loss) income from operations	$(401,600)	$287,500

Other Expenses
Interest expense	(63,100)	(38,200)
Loss on disposal of asset	—	(2,900)

Total other expenses	(63,100)	(41,100)

Net (loss) income before income taxes	$(464,700)	$246,400

Provision for income tax (benefit) expense	(155,100)	113,200

Net (loss) income	$(309,600)	$133,200

Net (loss) income per common share	$(0.06)	$0.03

Weighted average number of common shares outstanding	4,873,357	4,874,237

Diluted (loss) earnings per common share	$(0.06)	$0.03

Weighted average number of common and common equivalent shares outstanding	4,873,357	4,934,949

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Statements of Changes in Stockholders’ Equity

53-Week Period Ended December 31, 2004 and 52-Week Period Ended December 26, 2003

	Common Stock	Additional Paid In Capital	(Accumulated) (Deficit)	Treasury Stock
Balance, December 31, 2002	$4,900	$760,100	$(188,600)	$—
Exercise of common stock options, 3,000 @ $1.76	—	5,300	—	—
Acquisition of treasury stock, 2,799 shares	—	—	—	(5,600)
Net Income	—	—	133,200	—

Balance, December 26, 2003	$4,900	$765,400	$(55,400)	$(5,600)
Net Loss	—	—	(309,600)	—

Balance, December 31, 2004	$4,900	$765,400	$(365,000)	$(5,600)

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Statements of Cash Flows

	53-week Period Ended 12/31/2004	52-week Period Ended 12/26/2003
Operating activities
Net (loss) income	$(309,600)	$133,200

Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	430,000	226,600
Loss on disposal of asset	—	2,900
Provision for doubtful accounts	53,500	16,700
(Increase) decrease in:
Accounts receivable	43,400	(365,900)
Work-in-Process	67,700	69,000
Other assets	28,300	(19,900)
Deferred tax asset	(287,700)	113,200
Increase (decrease) in:
Accounts payable and accrued expenses	123,300	303,600
Deferred rent	105,900	—
Deferred revenue and customer deposits	(171,600)	360,200
Deferred tax liability	132,600	—

Total adjustments	525,400	706,400

Net cash provided by operating activities	215,800	839,600

Investing activities
Advances made to related parties	(150,000)	—
Acquisition of property and equipment	(340,400)	(182,800)
Acquisition/development of software - EDGE Platform	(593,000)	(303,500)

Net cash used by investing activities	(1,083,400)	(486,300)

Financing activities
Acquisition of treasury stock	—	(5,600)
Proceeds from exercise of options	—	5,300
Payments made on capital leases	(29,000)	(26,100)
Net payments made on bank credit line	—	(300,000)
Proceeds from notes payable	735,300	85,300
Payments on notes payable	(16,700)	(67,800)

Net cash provided (used) by financing activities	689,600	(308,900)

Net (decrease) increase in cash	(178,000)	44,400

Cash, beginning of period	264,200	219,800

Cash, end of period	$86,200	$264,200

Supplemental disclosure of cash flow information and noncash financing activities:
Cash paid during the period for interest	$63,100	$21,800

Cash paid during the period for taxes	$0	$0

For the 52-week period ended December 26, 2003, the Company capitalized $38,700 of fixed assets through capital lease agreements.

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Notes to Audited Financial Statements

53-Week Period Ended December 31, 2004 and the 52-Week Period December 26, 2003

1. Background Information

Compass Marketing Services, Inc. (“Compass”), a Florida corporation, was formed in 1990. On August 22, 2000, Compass merged with IBIS Business Internet Solutions, Inc., a Florida corporation, in a merger of equals and amended its name to Jagged Peak, Inc. (the “Company”).

The Company’s principal line of business is providing technology solutions and related services, which include supply chain, E-commerce, and distributive order management. These, and related order fulfillment services, are based on Jagged Peak’s EDGE (Enterprise Dynamic Global Engine) software application. The corporate headquarters are located in Tampa, Florida.

Effective January 1, 2003, the Company elected to change its fiscal year end to correspond to accounting periods based on a 52/53 week reporting year. Therefore, the period ended December 26, 2003 consists of 52 weeks while the period ended December 31, 2004 consists of 53 weeks.

2. Significant Accounting Policies

The significant accounting policies followed are:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The majority of cash is maintained with a major financial institution in the United States. Deposits with this bank may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and, therefore, bear minimal risk.

The Company’s financial instruments include cash, accounts receivable and accounts payable. The carrying amounts of these financial instruments approximate their fair value, due to the short-term nature of these items. The carrying amount of notes payable approximates fair value due to the use of market rates of interest.

2. Significant Accounting Policies (continued)

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable. Accounts receivable consist of billed services or products. The Company records an allowance for doubtful accounts to allow for any amounts that may not be recoverable, which is based on an analysis of the Company’s prior collection experience, customer credit worthiness, and current economic trends. Based on management’s review of accounts receivable, an allowance for doubtful accounts of $20,000 and $82,900 is considered adequate at December 31, 2004 and December 26, 2003, respectively. Receivables are determined to be past due based on payment terms of original invoices. The Company does not charge significant amounts of interest on past due receivables.

The company recognizes revenues in accordance with Statement of Position (SOP) 97-2, (Software Revenue Recognition) as amended by SOP 98-9 (Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions). Revenue from software license agreements are recognized when an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectibility is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among the elements based on the relative fair value of each of the elements. Maintenance and support agreement revenues are amortized over the contract period, which is usually one year.

Additional technology revenues are derived from software development services, managed services, transaction fees, and consulting and customized technology assignments. Revenue from technology service arrangements and software development services is recognized as services are provided or on the percentage of completion method for those arrangements with specified milestones. The percentage of completion is based on labor hours incurred to total labor hours expected to be incurred.

Revenue is also derived from fulfillment service arrangements. Services included under fulfillment arrangements include account services, order processing, packaging, storage and reporting. These services are based on established monthly charges as well as handling fees based on volume. Work in process represents unbilled costs and services. At December 31, 2004, the Company had one warehouse location with approximately 93,000 square feet of space and at December 26, 2003, the Company had one warehouse location with approximately 82,500 square feet of space. The Company uses its warehouse to provide these fulfillment services. When the Company outgrows the capabilities of this warehouse facility, the Company may elect to outsource these additional fulfillment service arrangements to other warehouse services providers, or elect to add additional warehouse space.

2. Significant Accounting Policies (continued)

Property and equipment are recorded at cost and depreciated on a straight-line basis over their estimated useful lives, principally three to seven years. Accelerated methods are used for tax depreciation. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. Equipment held under capital leases are stated at the present value of the minimum lease payments and amortized on a straight-line basis over the estimated useful life of the asset.

The Company has adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 addresses the financial accounting and reporting for the impairment of long-lived assets, excluding goodwill and intangible assets, to be held and used or disposed of. The adoption of SFAS No. 144 did not have an impact on the Company’s financial position or results of operations. In accordance with SFAS No. 144, the carrying values of long-lived assets are periodically reviewed by the Company and impairments would be recognized if the expected future operating non-discounted cash flows derived from an asset were less than its carrying value and if the carrying value is more than the fair value of the asset. At December 31, 2004 and December 26, 2003, the Company did not have any assets that it considered impaired.

The Company has adopted Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (SFAS No. 123) SFAS No. 123 provides that expense equal to the fair value of all stock-based awards on the date of grant be recognized over the vesting period. Alternatively, this statement allows entities to continue to apply the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB Opinion No. 25), whereby compensation expense is recorded on the date the options are granted to employees equal to the excess of the market price of the underlying stock over the exercise price. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide pro forma disclosure of the provisions of SFAS No. 123.

2. Significant Accounting Policies (continued)

At December 31, 2004 and December 26, 2003, the Company has a stock incentive plan. The Company accounts for the plan under the recognition and measurement principles of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related Interpretations. The Company did not recognize any stock-based employee compensation expense for the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003. The following table illustrates the effect on net (loss) income and (loss) income per share if the Company had applied the fair value recognition provisions of FASB Statement 123, “Accounting for Stock-Based Compensation”, to stock-based employee compensation.

	53 Week Period Ended 12/31/2004	52 Week Period Ended 12/26/2003
Net (loss) income, as reported	$(309,600)	$133,200
Deduct: Total stock based employee compensation expense determined under fair value based methods for all awards, net of taxes	(21,400)	(52,700)
Pro forma net (loss) income	$(331,000)	$80,500

Net (loss) income per share
As reported	$(0.06)	$0.03
Pro forma	$(0.07)	$0.02

In determining the pro forma amounts above, the value of each grant is estimated at the grant date using the Black-Scholes option model with the following weighted average assumptions:

	2004	2003
Dividend rate of	0%	0%
Risk-free interest rate	3.36%	3.62%
Expected lives	6.50 years	7.50 years
Expected price volatility	119%	119%

Research and development expenses include payroll and employee benefit costs associated with product development. The EDGE product platform is continually being enhanced with new features and functions. Once technological feasibility of new features and functions is established cost incurred until released to production are capitalized with these capitalized costs amortized over a three-year useful life. The amounts capitalized were $593,000 and $303,500 during the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003, respectively. Amortization expense related to capitalized software and charged to operations for the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003 are $236,700 and $86,200, respectively. Research and

2. Significant Accounting Policies (continued)

development costs incurred prior to establishing technological feasibility are charged to operations when incurred and are included in operating expenses. Research and development costs amounted to $346,500 and $201,700 for the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003, respectively.

Advertising costs (except for costs associated with direct-response advertising) are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising expense for the 53-week period ended December 31, 2004 and 52-week period ended December 26, 2003 were $19,600 and $36,200, respectively. There was no direct-response advertising for the periods presented.

Deferred income tax assets and liabilities arise from temporary differences associated with differences between the financial statements and tax basis of assets and liabilities, as measured by the enacted tax rates, which are expected to be in effect when these differences reverse. Deferred tax assets and liabilities are classified as current or non-current, depending on the classification of the assets or liabilities to which they relate. Deferred tax assets and liabilities not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The principal types of temporary differences between assets and liabilities for financial statements and tax return purposes are set forth in Note 7.

The Company records stock as issued at the time consideration is received or the obligation is incurred.

Basic net earnings per common share is computed by dividing net earnings applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net earnings per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive. During the period ended December 31, 2004, 60,712 options were not included in diluted earnings per share due to the loss incurred.

The Company records amounts billed to customers for shipping and handling costs as sales revenue. Costs incurred by the Company for shipping and handling are included in cost of sales.

2. Significant Accounting Policies (continued)

In December 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment. This statement revises SFAS No. 123, Accounting for Stock-Based Compensation, originally issued in October 1995. The statement eliminates the alternative use of APB Opinion No. 25, Accounting for Stock Issued to Employees. Under the revised SFAS No. 123, public entities are required to measure liabilities incurred to employees in share-based payment transactions at fair value. Entities are required to estimate the number of instruments for which the requisite service is expected to be rendered rather than accounting for forfeitures as they occur, as permitted under the original statement. Incremental compensation cost for a modification of the terms or conditions of an award is now to be measured by comparing the fair value of the modified award with the fair value of the award immediately before the modification. The original statement required that the value of the award before modification be determined on the shorter of its remaining initially expected life or the expected life of the modified award. The revised statement also clarifies and expands guidance in several areas, including measuring fair value, classifying an award as equity or as a liability and attributing compensation cost to reporting periods. It also requires that excess tax benefits be reported as a financing cash flow. The effective date is as of the beginning of the first annual period reporting period that begins after December 15, 2005. The Company is currently investigating the effect this statement will have on the financial statements and believes that the effects could be material.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on fair value of the assets exchanged. The guidance included certain exceptions to that principle. This statement amends Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement shall be effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not believe that the adoption of this statement will have a material effect on its financial statements.

3. Property and Equipment

Property and equipment consist of:

	December 31, 2004	December 26, 2003
Furniture and equipment	$182,000	$181,200
Computer equipment and software	902,400	776,700
Warehouse equipment	539,100	378,800
Leasehold improvements	170,200	89,700
Equipment held under capital leases	38,700	65,600

Total property and equipment	1,832,400	1,492,600
Less accumulated depreciation	1,331,200	1,137,900

	$501,200	$354,100

Included in accumulated depreciation above is depreciation on equipment held under capital leases of $19,400 and $19,100 as of December 31, 2004 and December 26, 2003, respectively.

4. Notes Payable

Notes payable consist of:

	December 31, 2004	December 26, 2003
Note payable; interest at prime plus 1.50% (6.75% at December 31, 2004); interest only payments due monthly with the principal due the earlier of the sale of equity securities or December 2005; collateralized by all the business assets and personal guarantees by certain stockholders	$350,000	$0

Note payable; interest at prime plus 1% (6.25% and 5% at December 31, 2004 and December 26, 2003, respectively); monthly payments of principal of $8,300 plus interest; final payment due at maturity in September 2008; collateralized by all business assets and personal guarantees of certain stockholders.	433,300	$64,700

	$783,300	$64,700
Less: Current portion	$(450,000)	(64,700)

	$333,300	$-0-

In addition to the above notes payable, as of December 31, 2004 and December 26, 2003, the Company had $417,000 and $500,000, respectively, of an unused line of credit with a bank to be drawn upon as needed with interest at prime plus 1%. In addition, at December 31, 2004, the Company had issued three stand-by letters of credit, which are available to be drawn against accounts maintained by the Company with its principal banking institution. Two of the stand-by letters of credit were issued to serve as deposits on properties that the Company has entered into leasing agreements on while the third stand-by letter of credit serves as the deposit required by a utility provider. The total amount of the stand-by letters of credit issued and outstanding equals $83,000 at December 31, 2004 and reduces the amount of unused lines of credit with the bank that is available to the Company.

4. Notes Payable (continued)

The Company’s bank loans are subject to the same restrictions and covenants as the bank’s line of credit. Under these restrictions, the Company must maintain a maximum total liabilities to tangible net worth ratio of not more than 3 to 1 and a minimum debt service coverage ratio of 1.25 to 1. For the 53-week period ended December 31, 2004, the Company was not in compliance with these financials covenants, however, the Company has obtained a waiver of these covenants from the bank as of December 31, 2004. For the 52-week period ended December 26, 2003, the Company was not in compliance with the total liabilities to tangible net worth ratio.

The following is a schedule by year for the next five years of the principal payments required on these notes payable:

Year Ending December
2005	$450,000

2006	$100,000

2007	$100,000

2008	$133,300

5. Obligations Under Capital Leases

The Company has capitalized rental obligations under leases of computer equipment. The obligations, which mature in 2005, represent the total present value of future rental payments discounted at the interest rates implicit in the leases. Future minimum lease payments under capital leases are:

Year Ending December
2005	$11,500

Total minimum lease payments	11,500
Less amount representing interest	(600)

Present value of net minimum lease payments	10,900

6. Lease Commitments

The Company leases its facilities and certain equipment under operating leases with various terms. The following is a schedule, by year, of future minimum rental payments required under operating leases that have an initial or remaining noncancelable lease term in excess of one year as of December 31, 2004:

Year Ending December
2005	$435,200
2006	396,500
2007	347,500
2008	354,700
2009	360,200
Thereafter	486,100

Rent expense amounted to $512,000 and $354,800 for the 53-week period ended December 31, 2004 and 52-week period ended December 26, 2003, respectively.

7. Income Taxes

The provision for income tax benefit (expense) consists of the following:

	53-week Period Ended 12/31/2004	52-week Period Ended 12/26/2003
Federal deferred	140,100	(102,300)
State deferred	15,000	(10,900)

Total deferred	155,100	(113,200)

Income taxes are based on estimated of the annual effective tax rate and evaluations of possible future events and transactions and may be subject to subsequent refinement or revision.

7. Income Taxes(continued)

Temporary differences giving rise to the deferred tax asset and liability are as follows:

	53-week Period Ended 12/31/2004	52-week Period Ended 12/26/2003
Current deferred tax asset:
Allowance for doubtful accounts	$7,500	$31,200
Accrued unpaid bonuses	118,600	169,500
Work-in-process reserve	600	9,400
Net operating loss carryforwards	403,400	14,500
Other	13,300	12,300

Total current deferred tax asset	$543,400	$236,900

Long-term deferred tax asset:
Depreciation and amortization	$-0-	$18,800

Long-term deferred tax liability:
Depreciation and amortization	$132,600	$-0-

The income tax provision for the continuing operations differs from the amount of tax determined by applying the Federal statutory rate as follows:

	53-week Period Ended 12/31/2004	52-week Period Ended 12/26/2003
Income tax provision at statutory rate:	$(158,000)	$83,800
Increase (decrease) in income taxes due to:
Nondeductible expenses	17,700	18,200
State income taxes, net	(15,000)	11,200

Total	$(155,100)	$113,200

Management believes that there will be sufficient future earnings to support the more than likely realization of deferred tax assets in excess of existing taxable temporary differences. The amount of deferred tax assets considered realizable, however, could be reduced in the near-term if estimates of future taxable income is reduced.

The Company has available at December 31, 2004 and December 26, 2003, $1,072,100 and $38,600, respectively, of unused net operating loss carryforwards which will begin to expire in 2021. During the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003, the Company utilized $0 and $667,100, respectively, of operating loss carryforwards to reduce taxable income.

8. Stock Options

The Company’s 2000 Stock Incentive Plan authorizes up to 100,000 shares of common stock to any employee or Consultant during any one calendar year for grants of both incentive stock options and non-qualified stock options to key employees, officers, directors, and consultants. Options granted under the Plan must be exercised within ten years of the date of grant. The Option Price payable for the shares of Common Stock covered by any Option shall be determined by the Board of Directors, but shall in no event be less than the par value of Common Stock. The Option Price for Incentive Stock Options shall not be less than the Fair Market Value of one share of Common Stock on the Date of Grant. The Option Price for Nonstatutory Options may be less than the Fair Market Value of Common Stock on the Date of Grant only if the Committee determines that special circumstances warrant a lower exercise price.

A summary of the Company’s stock option activity is as follows:

	Number of Shares	Weighted-Average Exercise Price Per Share
Options outstanding, December 31, 2002	339,281	$1.96
Granted	57,500	3.00
Exercised	3,000	1.76
Expired, forfeited	0	0.00

Options outstanding, December 26, 2003	393,781	2.11
Granted	65,000	3.00
Exercised	0	0
Expired, forfeited	(45,000)	3.00

Options outstanding, December 31, 2004	413,781	$2.15

The following table summarizes information about options outstanding and exercisable as of December 31, 2004:

	Outstanding Options			Exercisable Options
Range of Exercise Price	Number Outstanding	Weighted Average Remaining Life	Weighted Average Price	Weighted Average Remaining Life	Number Exercisable	Weighted Average Price
$0.01-5.00	413,781	2.99 years	$2.15	2.99 years	413,781	$2.15

The weighted average estimated fair value of stock options granted during 2004 and 2003 was $1.72 and $2.00 per share, respectively.

9. Related party transactions

Other receivables, related parties in the amount of $150,000 consist of advances made to officers of the Company. These advances are unsecured, non-interest bearing, and are due on demand.

The above related party transactions are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.

10. Customer concentration

During the 53 week period ended December 31, 2004 and the 52 week period ended December 26, 2003, sales to three and four customers amounted to $5,044,000 and $6,225,100, respectively, or 56% and 68% of total revenues, respectively. Accounts receivable from these customers at December 31, 2004 and December 26, 2003 amounted to $488,600 and $359,100, respectively.

Jagged Peak, Inc.

Balance Sheet

(Unaudited)

July 1, 2005
Assets
Current assets:
Cash	$39,700
Account receivable, net of allowance for doubtful accounts of $35,000	984,400
Work in process	254,100
Deferred tax asset	15,800
Deposits and other current assets	210,200

Total current assets	1,504,200
Property and equipment, net of accumulated depreciation of $1,403,600	440,800

Other assets:
EDGE Platform, net of accumulated amortization of of $513,700	702,200
Deferred tax asset	466,100

Total other assets	1,168,300
Total assets	$3,113,300

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable, trade	$821,200
Accrued payroll	172,100
Other accrued expenses	91,100
Deferred rent	168,500
Notes payable, current portion	858,300
Notes payable, related parties	95,000
Deferred revenue and customer deposits	478,000

Total current liabilities	2,684,200
Long-term liabilities:
Notes payable, net of current portion and unamortized discount of $105,200	119,800

Total long-term liabilities	119,800

Stockholders’ equity:
Common stock, $.001 par value; 40,000,000 shares authorized;
4,876,156 shares issued; 4,873,357 shares outstanding	4,900
Additional paid-in capital	876,400
Accumulated deficit	(566,400)

314,900
Treasury stock, at cost, 2,799 shares	(5,600)

Total stockholders’ equity	309,300

Total liabilities and stockholders’ equity	$3,113,300

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Statements of Operations

(Unaudited)

	26-week Period Ended July 1, 2005	27-week Period Ended July 2, 2004
Revenues	$4,707,200	$4,746,200

Cost of Sales
Amortization of EDGE Platform	173,100	86,500
Other cost of sales	2,230,300	2,088,500

Total cost of sales	2,403,400	2,175,000

Gross Profit	2,303,800	2,571,200

Operating Expenses
Depreciation	72,400	80,800
Other selling, general, and administrative	2,413,000	2,647,500

Total operating expenses	2,485,400	2,728,300

Loss from operations	$(181,600)	$(157,100)

Other Expenses
Interest expense	(90,900)	(10,700)

Total other expenses	(90,900)	(10,700)

Net loss before income taxes	$(272,500)	$(167,800)

Provision for income tax benefit	(71,100)	(77,500)

Net loss	$(201,400)	$(90,300)

Net loss per common share	$(0.04)	$(0.02)

Weighted average number of common shares outstanding	4,873,357	4,873,357

Diluted loss per common share	$(0.04)	$(0.02)

Weighted average number of common and common equivalent shares outstanding	4,873,357	4,873,357

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Statement of Changes in Stockholders’ Equity

26-Week Period Ended July 1, 2005

(Unaudited)

	Common Stock	Additional Paid In Capital	(Accumulated)” (Deficit)	Treasury Stock
Balance, December 31, 2004	$4,900	$765,400	$(365,000)	$(5,600)
Warrants issued in connection with long term debt		111,000
Net Loss	—	—	(201,400)	—

Balance, July 1, 2005	$4,900	$876,400	$(566,400)	$(5,600)

The accompanying notes are an integral part of the financial statements. 20

Jagged Peak, Inc.

Statements of Cash Flows

(Unaudited)

	26-week Period Ended July 1, 2005	27-week Period Ended July 2, 2004
Operating activities
Net loss	$(201,400)	$(90,300)

Adjustments to reconcile net loss to net cash used by operating activities: Depreciation and amortization	245,500	167,300
Provision for doubtful accounts	15,000	29,300
Amortized interest associated with discount on loan	5,800	—
(Increase) decrease in:
Accounts receivable	354,200	309,200
Work-in-Process	(212,200)	(302,700)
Other assets	(139,700)	31,400
Deferred rent asset	—	(26,400)
Deferred tax asset	61,500	(77,500)
Increase (decrease) in:
Accounts payable and accrued expenses	7,300	(141,200)
Deferred rent liability	62,600	—
Deferred revenue and customer deposits	(83,800)	(160,800)
Deferred tax liability	(132,600)	—

Total adjustments	183,600	(171,400)

Net cash used by operating activities	(17,800)	(261,700)

Investing activities
Advances made to related parties	(189,600)	(34,500)
Acquisition of property and equipment	(12,000)	(276,900)
Acquisition/development of software - EDGE Platform	(212,700)	(132,200)

Net cash used by investing activities	(414,300)	(443,600)

Financing activities
Payments made on capital leases	(9,400)	(15,900)
Net change on bank credit line	100,000	138,400
Proceeds from notes payable	250,000	346,900
Payments on notes payable	(50,000)	—
Proceeds from shareholder loans	95,000	—

Net cash provided by financing activities	385,600	469,400

Net decrease in cash	(46,500)	(235,900)

Cash, beginning of period	86,200	264,200

Cash, end of period	$39,700	$28,300

Supplemental disclosure of cash flow information and noncash financing activities:
Cash paid during the period for interest	$85,100	$10,700

Cash paid during the period for taxes	$0	$0

During the period ended July 1, 2005, the Company issued 101,375 warrants valued at $111,000 and has recorded the amount as a discount on the related note payable.

During the period ended July 1, 2005, the Company’s officers agreed to offset $339,800 in advances and accrued interest against the related accrued compensation.

The accompanying notes are an integral part of the financial statements. 21

Jagged Peak, Inc.

Notes to Unaudited Financial Statements

For the 26-Week Period Ended July 1, 2005 and the

27-Week Period Ended July 2, 2004

1. Background Information

Compass Marketing Services, Inc. (“Compass”), a Florida corporation, was formed in 1990. On August 22, 2000, Compass merged with IBIS Business Internet Solutions, Inc., a Florida corporation, in a merger of equals and amended its name to Jagged Peak, Inc. (the “Company”).

The Company’s principal line of business is providing technology solutions and related services, which include supply chain, E-commerce, and distributive order management. These, and related order fulfillment services, are based on Jagged Peak’s EDGE (Enterprise Dynamic Global Engine) software application. The corporate headquarters are located in Tampa, Florida.

Effective January 1, 2003, the Company elected to change its fiscal year end to correspond to accounting periods based on a 52/53 week reporting year. Therefore, the period ended July 2, 2004 consists of 27 weeks while the period ended July 1, 2005 consists of 26 weeks.

2. Significant Accounting Policies

In the opinion of management, all adjustments consisting of normal recurring adjustments necessary for a fair statement of (a) the financial position at July 1, 2005, (b) the results of operations for the 26 week period ended July 1, 2005 and the 27-week period ended July 2, 2004, and (c) cash flows for the 26-week period ended July 1, 2005 and the 27-week period ended July 2, 2004, have been made.

Certain information and note disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted. The accompanying financial statements and notes should be read in conjunction with the audited financial statements and notes of the Company for the 53-week period ended December 31, 2004 and the 52-week period ended December 26, 2003. The results of operations for the 26-week period ended July 1, 2005 are not necessarily indicative of those to be expected for the entire year.

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company reviews its estimates, including but not limited to recoverability of long-lived assets and allowance for doubtful accounts, on a regular basis and makes adjustments based on historical experiences and existing and expected future conditions. These evaluations are performed and adjustments are made, as information is available. Management believes that these estimates are reasonable; however, actual results could differ from these estimates.

2. Significant Accounting Policies (continued)

Research and development expenses include payroll and employee benefit costs associated with product development. The EDGE product platform is continually being enhanced with new features and functions. Once technological feasibility of new features and functions is established cost incurred until released to production are capitalized with these capitalized costs amortized over a three-year useful life. The amounts capitalized were $ 212,700 and $132,200 during the 26-week period ended July 1, 2005 and the 27-week period ended July 2, 2004, respectively. Amortization expense related to capitalized software and charged to operations for the 26-week period ended July 1, 2005 and the 27-week period ended July 2, 2004 are $173,100 and $86,500, respectively.

Taxes on income are provided in accordance with SFAS No. 109, Accounting for Income Taxes. Deferred income tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements. Deferred tax assets and liabilities are determined based on the differences between the book values and the tax bases of particular assets and liabilities and the tax effects of net operating loss and capital loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rate is recognized as income or expense in the period that included the enactment date. A valuation allowance is provided to offset the net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. There is no allowance recorded as of July 1, 2005 on deferred tax assets.

Basic net earnings per common share is computed by dividing net earnings applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net earnings per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive. During the period ended July 2, 2004, 60,712 options were not included in diluted earnings per share due to the loss incurred. During the period ended July 1, 2005, 162,087 options were not included in diluted earnings per share due to the loss incurred.

3. Notes Payable

The Company’s bank loans are subject to the same restrictions and covenants as the bank’s line of credit. Under these restrictions, the Company must maintain a maximum total liabilities to tangible net worth ratio of not more than 3 to 1 and a minimum debt service coverage ratio of 1.25 to 1. For the 26-week period ended July 1, 2005, the Company was not in compliance with these financials covenants, Due to the time it would take to have the bank process the request, the Company did not request a waiver of these financial covenants for the period ended July 1, 2005. Consequently, in the absence of this waiver, the Company reclassified $283,300 in debt owed to the bank from long-term debt to current debt.

3. Notes Payable (continued)

During February 2005, the Company entered into an agreement to borrow $1,000,000 in term notes. As of July 1, 2005, the Company had borrowed $250,000 at 12% interest due and payable in varying annual increments through February 2010. In connection with the loan agreement, the Company has agreed to issue up to 405,500 warrants on a pro rata basis as advances are made to the Company. As of July 1, 2005, the Company has issued 101,375 warrants valued at $111,000 using the Black Scholes method, and has recorded the amount as a discount on the related note payable. For the period ended July 1, 2005, the Company amortized $5,800 of the discount to interest expense.

During the period ended July 1, 2005, the Company borrowed $95,000 from three officers’ of the Company in exchange for promissory notes bearing 12% interest and due on demand after 7/20/05.

The above related party note payable transactions are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.

4. Subsequent Event

On July 8, 2005, Absolute Glass Protection, Inc. (“Absolute”) completed the acquisition of Jagged Peak, Inc. a Florida corporation (“Jagged Peak”), through a reverse triangular merger in which Jagged Peak merged with Absolute Glass Protection Acquisition Corporation, a Nevada corporation (“Absolute Sub”) that was a wholly owned subsidiary of Absolute with no assets or liabilities formed solely for the purpose of facilitating the merger (the “Merger”). This transaction is accounted for as a reverse merger, with Jagged Peak treated as the accounting acquirer for financial statement purposes. This transaction closed effective July 8, 2005, and Absolute changed its corporate name to “Jagged Peak, Inc.”

Immediately prior to the Merger, Absolute’s stockholders owned 1,161,397 shares of the Company’s common stock and there were no outstanding shares of preferred stock or warrants or options to acquire any capital stock of Absolute. In connection with the Merger, Absolute’s existing shareholders maintained their 1,161,397 shares of common stock and Absolute then issued 11,466,666 shares of its common stock to Jagged Peak’s shareholders in conversion of all of the 4,873,357 shares of Jagged Peak’s common stock outstanding on the date of the Merger. Further, in connection with the Merger, all of the 512,952 options outstanding to acquire shares of common stock of Jagged Peak were converted into 1,206,940 options to acquire shares of common stock of the Absolute.

As part of the Merger, Absolute will also deposit 200,000 shares of common stock into an escrow account, to cover any claims for breach of warranties, indemnities, covenants or undertakings contained in the Merger Agreement which Jagged Peak might assert during the two-year period following the closing of the Merger.

On July 5, 2005, the Company entered in to a five-year agreement with a consulting firm to provide consulting services in connection with the Company’s efforts in raising capital through equity funding. Upon the completion of the Merger, the consulting firm is to receive 333,334 shares of the Company’s common stock as a prepayment on its consulting services. The cost of these shares of common stock is to be calculated using a 21-day weighted moving average of the Company’s common stock’s closing price from the date of the completion of the Merger and amortized over the life of the agreement.

4. Subsequent Event (continued)

In addition, upon execution of the agreement the consulting firm is to receive an initial retainer of $60,000, which will then be due and payable. The consulting firm agrees to initially accrue this retainer until the Merger is completed and proceeds from the Company’s equity funding efforts are received. Thereafter, a monthly retainer of $10,000 will be due and payable in advance and will continue for an additional twenty (20) months, after which the monthly retainer will be renewed only upon the mutual agreement of the parties.

An additional 333,333 shares of the Company’s common stock will be deposited in an escrow account and distributed to the consulting firm in agreed -upon increments once specified levels of equity funding has been received by the Company.

In the event that the surviving Company raises at least $1,000,000 in equity financing by December 31, 2005, the Company is obligated to buy back 394,462 post merger shares from a certain individual at a cost of $83,800.

Note on the Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 1, 2005 of Jagged Peak, Inc. (“Jagged Peak”) and Absolute Glass Protection, Inc. (“Absolute”).

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the 26-week period ended July 1, 2005 of Jagged Peak, Inc and Absolute Glass Protection, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the 53-week period ended December 31, 2004 of Jagged Peak, Inc and Absolute Glass Protection, Inc.

Jagged Peak, Inc.

Pro Forma Condensed Consolidated Balance Sheet

July 1, 2005

(Unaudited)

	Jagged Peak	Absolute		Pro-Forma Adjustments			Pro Forma
Assets
Current assets:

Cash	$39,700		$100	$			$39,800
Account receivable, net of allowance for doubtful accounts of $35,000	984,400						984,400
Work in process	254,100						254,100
Deferred tax asset	15,800						15,800
Deposit and other current assets	210,200				(15,300	)(3)(5)	194,900

Total current assets	1,504,200		100		(15,300)		1,489,000
Property and equipment, net of accumulated depreciation of $1,403,600	440,800						440,800

Other assets:
EDGE Platform, net of accumulated amortization of $513,700	702,200						702,200
Deferred tax asset	466,100						466,100
Other assets					338,600	(5)	338,600

Total other assets	1,168,300		—				1,506,900
Total assets	$3,113,300		$100		$323,300		$3,436,700

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable, trade	$821,200	$		$			$821,200
Accrued payroll	172,100						172,100
Other accrued expenses	91,100				30,000	(4)	121,100
Deferred rent	168,500						168,500
Notes payable, current portion	858,300						858,300
Notes payable, related parties	95,000						95,000
Deferred revenue and customer deposits	478,000						478,000
Mandatorily redeemable/convertible preferred stock			49,400		(49,400	)(1)	—

Total current liabilities	2,684,200		49,400		(19,400)		2,714,200

Long-term liabilities:
Notes payable, net of current portion and unamortized discount of $105,200	119,800						119,800

Total long-term liabilities	119,800		—				119,800

Stockholders’ equity:
Common stock	4,900		200		7,900	(1)(2)(5)	13,000
Additional paid-in capital	876,400		3,138,300		(2,728,600	)(1)(2)(5)	1,286,100
Accumulated deficit	(566,400)		(3,187,800)		3,057,800	(2)(3)(4)	(696,400)

	314,900		(49,300)		337,100		602,700
Treasury stock	(5,600)				5,600	(2)	—

Total stockholders’ equity	309,300		(49,300)		342,700		602,700
Total liabilities and stockholders’ equity	$3,113,300		$100		$323,300		$3,436,700

(1)	Converted Absolute Glass Protection preferred stock liability to 1,000,000 shares of $0.001 par value common stock
(2)	Issued 11,466,666 shares of Jagged Peak’s new common stock in exchange for all old Jagged Peak common stock
(3)	Expense prepaid merger costs of $100,000
(4)	Expense $30,000 fee due upon completion of successful merger
(5)	Issued 333,334 shares of Jagged Peak’s new common stock for a consulting agreement

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Pro Forma Consolidated Statements of Operations

For the 26-Week Period Ended July 1, 2005

(Unaudited)

	Jagged Peak	Absolute	Pro-Forma Adjustments			Pro Forma
Revenues	$4,707,200	$—	$			$4,707,200

Cost of Sales
Amortization of EDGE Platform	173,100					173,100
Other cost of sales	2,230,300					2,230,300

Total cost of sales	2,403,400	—				2,403,400

Gross Profit	2,303,800	—				2,303,800

Operating Expenses
Depreciation	72,400					72,400
Other selling, general and administrative expenses	2,413,000	131,700		130,000	(3)(4)	2,674,700

Total operating expenses	2,485,400	131,700		130,000		2,747,100

(Loss) income from operations	$(181,600)	$(131,700)		$(130,000)		$(443,300)

Other Expenses
Interest expense	(90,900)	(3,400)				(94,300)
Gain on extinguishment of debt		925,800				925,800

Total other expenses	(90,900)	922,400				831,500

Net (loss) income before income taxes	$(272,500)	$790,700		$(130,000)		$388,200

Provision for income tax (benefit) expense	(71,100)					(71,100)

Net (loss) income	$(201,400)	$790,700		$(130,000)		$317,100

Net (loss) earnings per common share	$(0.04)	$8.35	$			$0.02

Weighted average number of common shares outstanding	4,873,357	94,718		7,859,988	(1)	12,828,063

Diluted (loss) earnings per common share	$(0.04)	$8.35	$			$0.02

Weighted average number of common and common equivalent shares outstanding	4,873,357	94,718		8,558,048	(2)	13,526,123

(1)	Net additional shares of common stock issued upon completion of the merger
(2)	Net additional shares of common stock and common stock equivalents upon completion of merger
(3)	Expense prepaid merger costs of $100,000
(4)	Expense $30,000 fee due upon completion of successful merger

The accompanying notes are an integral part of the financial statements.

Jagged Peak, Inc.

Pro Forma Consolidated Statements of Operations

For the 53-Week Period Ended December 31, 2004

(Unaudited)

	Jagged Peak	Absolute	Pro-Forma Adjustments			Pro Forma
Revenues	$9,070,500	$—	$			$9,070,500

Cost of Sales:
Amortization of EDGE Platform	236,700					236,700
Other cost of sales	4,319,400					4,319,400

Total cost of sales	4,556,100	—				4,556,100

Gross Profit	4,514,400	—				4,514,400

Operating Expenses:
Depreciation	193,300	16,600				209,900
Other selling, general and administrative expenses	4,722,700	986,000		130,000	(3)(4)	5,838,700

Total operating expenses	4,916,000	1,002,600		130,000		6,048,600

Loss from operations	$(401,600)	$(1,002,600)		$(130,000)		$(1,534,200)

Other Expenses
Interest expense	(63,100)	—				(63,100)

Total other expenses	(63,100)	—				(63,100)

Net loss before income taxes	$(464,700)	$(1,002,600)		$(130,000)		$(1,597,300)

Provision for income tax benefit	(155,100)	—				(155,100)
Net loss	$(309,600)	$(1,002,600)		$(130,000)		$(1,442,200)

Net loss per common share	$(0.06)	$(10.59)	$			$(0.11)

Weighted average number of common shares outstanding	4,873,357	94,718		7,859,988	(1)	12,828,063

Diluted loss per common share	$(0.06)	$(10.59)	$			$(0.11)

Weighted average number of common and common equivalent shares outstanding	4,873,357	94,718		7,859,988	(2)	12,828,063

(1)	Net additional shares of common stock issued upon completion of the merger
(2)	Net additional shares of common stock and common stock equivalents upon completion of merger
(3)	Expense prepaid merger costs of $100,000
(4)	Expense $30,000 fee due upon completion of successful merger

The accompanying notes are an integral part of the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jagged Peak, Inc.
Registrant

/s/ Paul B. Demirdjian	August 30, 2005
Paul B. Demirdjian	Date
Chief Executive Officer